United States

Securities and Exchange Commission

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

December 5, 2016 (November 30, 2016)

Date of Report (Date of earliest event reported)

Overseas Shipholding Group, Inc.

(Exact Name of Registrant as Specified in Charter)

1-6479-1

Commission File Number

Delaware	13-2637623
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

Two Harbour Place

302 Knights Run Avenue, Suite 1200

Tampa, Florida 33602

(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code (813) 209-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 30, 2016 (the “Distribution Date”), Overseas Shipholding Group, Inc. (the “Company” or “OSG”) completed the previously announced separation (the “Spin-Off”) of its wholly-owned subsidiary, International Seaways, Inc. (“INSW”) by distributing all of the outstanding shares of INSW’s common stock, no par value (“INSW common stock”), on a pro rata basis, to holders of OSG’s Class A common stock (“OSG common stock”) and Class A warrants (“OSG warrants”) of record as of 5:00 p.m., New York time, on November 18, 2016 (the “Record Date”). On the Distribution Date, each holder of OSG common stock received 0.3333 shares of INSW common stock for every share of OSG common stock held on the Record Date. Each holder of OSG warrants received 0.3333 shares of INSW common stock for every one share of OSG common stock they would have received if they exercised their warrants immediately prior to the Distribution, without giving effect to the exercise price (or 0.063327 INSW shares per warrant). This Current Report on Form 8-K is being filed to provide unaudited pro forma financial information for the Company for the fiscal years ended December 31, 2015, 2014, and 2013 and the nine-months ended September 30, 2016, giving effect to the Spin-Off and related transactions. The unaudited pro forma condensed consolidated statements of operations for the nine months ended September 30, 2016 and for the years ended December 31, 2015, 2014 and 2013, reflect our results as if the Transaction had occurred on January 1, 2013. The unaudited pro forma condensed consolidated balance sheet as of September 30, 2016 gives effect to the Transaction as if it occurred on September 30, 2016.

After the Distribution Date, the Company does not beneficially own any INSW common stock and, following such date, will not consolidate the financial results of INSW for the purpose of its own financial reporting. The unaudited pro forma financial information of the Company giving effect to the Spin-Off and the related transactions, and the related notes thereto, are attached hereto as Exhibit 99.1.

This Current Report on Form 8-K and the exhibits hereto contain forward-looking statements. All statements other than statements of historical facts should be considered forward-looking statements. Words such as “may,” “will,” should,” “would,” “could,” “appears,” “believe,” “intends,” expects,” “estimates,” “targeted,” “plans,” “anticipates,” “goal” and similar expressions are intended to identify forward-looking statements but should not be considered as the only means through which these statements may be made. Such forward-looking statements represent the Company’s reasonable expectation with respect to future events or circumstances based on various factors and are subject to various risks and uncertainties and assumptions relating to the Company’s operations, financial results, financial condition, business, prospects, growth strategy and liquidity. Accordingly, there are or will be important factors, many of which are beyond the control of the Company, that could cause the Company’s actual results to differ materially from those indicated in these statements. Undue reliance should not be placed on any forward-looking statements and consideration should be given to the following factors when reviewing such statements. Such factors include, but are not limited to: the expected tax treatment of the Spin-Off, the impact of the Spin-Off on the businesses of OSG, the risk that disruptions from the Spin-Off will harm OSG’s business, competitive responses to the Spin-Off, general economic and business conditions that affect OSG following the Spin-Off, the risk that INSW will fail to satisfy the terms of agreements related to the Spin-Off and the other risk factors discussed in the Company’s Form 10-K for the year ended December 31, 2015, and other reports filed with the U.S. Securities and Exchange Commission (“SEC”). The Company assumes no obligation to update or revise any forward looking statements. The forward-looking statements included in this Current Report on Form 8-K and written and oral forward looking statements attributable to the Company or its representatives after the date of this Current Report on Form 8-K are qualified in their entirety by the cautionary statement contained in this paragraph and in other reports hereafter filed by the Company with the SEC.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(b)       Pro Forma Financial Information

The Unaudited Pro Forma Condensed Consolidated Financial Statements for the Company for the fiscal years ended December 31, 2015, 2014, and 2013 and the nine months ended September 30, 2016 are filed as Exhibit 99.1 to this Current Report on Form 8-K.

(d)       Exhibits

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Condensed Consolidated Financial Statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSEAS SHIPHOLDING GROUP, INC.
(Registrant)

Date: December 5, 2016	By	/s/ Rick F. Oricchio
Name: Rick F. Oricchio Title: Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Pro Forma Financial Condensed Consolidated Financial Statements